UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2023 (March 30, 2023)

DISTRIBUTION SOLUTIONS GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-10546	36-2229304
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8770 W. Bryn Mawr Ave., Suite 900, Chicago, Illinois	60631
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ Telephone Number, including Area Code: (773) 304-5050

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $1.00 par value	DSGR	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On March 30, 2023, Distribution Solutions Group, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with HIS Company, Inc., a Texas corporation (“Hisco”), HIS Company, Inc. Employee Stock Ownership Trust (the “Seller”), which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee (the “Trustee”) of the Seller, and Ellis Moseley, solely in his capacity as the representative of the Seller (the “Seller Representative”), for the acquisition of all of the issued and outstanding capital stock of Hisco (the “Shares”) from the Seller (the “Transaction”).

The Purchase Agreement provides that, upon the terms and subject to the conditions thereof, the Company will acquire all of the Shares, on a cash-free, debt-free basis, for an aggregate purchase price equal to (1) $269,100,000, subject to certain adjustments set forth in the Purchase Agreement (the “Purchase Price”) and (2) an earn-out payment (the “Earn-Out Payment”) payable pursuant to the terms of the Purchase Agreement. The Earn-Out Payment is calculated based on the gross profit of Hisco and its affiliates for Hisco’s 2023 fiscal year, subject to certain adjustments and exclusions set forth in the Purchase Agreement (the “Gross Profit”). The Earn-Out Payment, if earned, will be a one-time payment, and no Earn-Out Payment will be payable if Gross Profit is determined to be less than $110,351,000 and the maximum Earn-Out Payment payable is $12,600,000 if Gross Profit is determined to be equal to or greater than $114,951,000. The Company will also pay $37,500,000 in cash or Company common stock in retention bonuses to certain Hisco employees that remain employed with Hisco or its affiliates for twelve or more months after the closing of the Transaction. The Transaction is not subject to any financing condition or contingency, and the Company expects to fund the Purchase Price and Earn-Out Payment through a combination of debt and equity financing.

The consummation of the Transaction is subject to certain closing conditions customary for transactions similar to the Transaction, including, among others, (1) expiration or termination of all required waiting periods or obtaining all necessary clearances or approvals with respect to applicable antitrust laws, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “Antitrust Condition”), (2) there being no governmental order by any governmental authority that prohibits the consummation of the Transactions (the “No Order Condition”), and (3) the absence of any law which makes the Transactions illegal (the “No Laws Condition”). Furthermore, the Company’s obligation to consummate the Transaction is conditioned on, among other things, the absence of any Material Adverse Effect (as defined in the Purchase Agreement) having occurred since March 30, 2023.

The Purchase Agreement contains customary representations, warranties and covenants of the parties. Among other things, from the date of the Purchase Agreement until the earlier of the consummation of the Transaction or the termination of the Purchase Agreement in accordance with its terms, Hisco is required to, and required to cause its subsidiaries to, conduct their businesses in the ordinary course of business consistent with past practice and to comply with certain other covenants regarding the operation of their businesses. The parties to the Purchase Agreement have also agreed to use their respective commercially reasonable efforts to obtain all consents, approvals and authorizations from governmental authorities for the Transaction on the terms and subject to the conditions set forth in the Purchase Agreement. The Purchase Agreement contains certain customary termination rights for transactions similar to the Transaction exercisable by the Company and the Seller, including, among other rights, the right to terminate the Purchase Agreement (1) by the Company or the Seller if the closing of the Transaction has not occurred on or before December 29, 2023 (which initial date may be extended as follows: (x) automatically extended to the date that is 90 days after such initial date if all conditions, other than the Antitrust Condition, the No Order Condition and the No Laws Condition, have been satisfied or waived, and (y) if, subject to the terms and conditions set forth in the Purchase Agreement, Hisco delivers a written notice no earlier than 10 business prior to such initial date indicating that, among other things, Hisco is ready, willing and able to consummate the Transaction (such notice, the “Satisfaction Notice”), such initial date shall be extended to the date that is 11 business days after the Company’s receipt of such notice) (the “Outside Date Termination Right”), (2) by the Company or the Seller, if a governmental authority of competent jurisdiction has issued an order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Purchase Agreement, (3) by the Company in the event the Seller or Hisco commits certain uncured breaches of the Purchase Agreement and (4) by the Seller in the event the Company commits certain uncured breaches of the Purchase Agreement. In addition, the Seller has the right to terminate the Purchase Agreement in the event that (A) the mutual conditions to closing and the Company’s conditions to closing have been satisfied, (B) Hisco delivers the Satisfaction Notice and (C) the Company fails to consummate the Transaction within 10 business days of receiving the Satisfaction Notice (the “Failure to Close Termination Right”). In the event that the Seller exercises the Failure to Closing Termination Right, the Company will be obligated to pay the Seller a termination fee equal to $15,000,000, on the terms and subject to the conditions set forth in the Purchase Agreement.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

The Purchase Agreement has been attached as an exhibit to this Current Report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, the Seller, the Trustee, Hisco or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Purchase Agreement were made only for purposes of that agreement and as of specific dates as set forth therein; are solely for the benefit of the parties to the Purchase Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Purchase Agreement; may have been made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, the Seller, the Trustee, Hisco or their respective subsidiaries and affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following documents have been filed as exhibits to this report and are incorporated by reference herein as described above.

Exhibit No.	Exhibit Description

2.1*	Stock Purchase Agreement, dated as of March 30, 2023, by and among HIS Company, Inc., Distribution Solutions Group, Inc., HIS Company, Inc. Employee Stock Ownership Trust, which is maintained pursuant to and in connection with the HIS Company, Inc. Employee Stock Ownership Plan, acting through GreatBanc Trust Company, not in its corporate capacity, but solely in its capacity as trustee of HIS Company, Inc. Employee Stock Ownership Trust, and Ellis Moseley, solely in his capacity as the representative of HIS Company, Inc. Employee Stock Ownership Trust.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Certain schedules and exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K promulgated by the U.S. Securities and Exchange Commission. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the “safe harbor” provisions under the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. The terms “aim,” “anticipate,” “believe,” “contemplates,” “continues,” “could,” “ensure,” “estimate,” “expect,” “forecasts,” “if,” “intend,” “likely,” “may,” “might,” “objective,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “probable,” “project,” “shall,” “should,” “strategy,” “will,” “would,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements.

Forward-looking statements do not relate to historical or current facts and are only predictions and reflect the views of the Company as of the date they are made with respect to future events and financial performance. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. The Company gives no assurance that any goal set forth in forward-looking statements can be achieved and cautions readers not to place undue reliance on such statements, which speak only as of the date made. These statements are based on the Company’s management’s current expectations, intentions or beliefs and are subject to assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the Company’s business, financial condition and results of operations include (1) unanticipated difficulties or expenditures relating to the Transaction, (2) the failure to complete the Transaction on the proposed terms or anticipated timeline, (3) the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation, (4) the occurrence of any event, change or other circumstances that could give rise to the termination of the Purchase Agreement, (5) difficulties integrating the business operations of the Company and Hisco, which may result in the combined company not operating as effectively and efficiently as expected, (6) the Company’s ability to achieve the synergies contemplated with respect to the Transaction, (7) the failure to retain key management and employees of Hisco and its subsidiaries, (8) unfavorable reactions to the Transaction from customers, competitors, suppliers and employees, and (9) the possibility that certain assumptions with respect to Hisco’s business or the Transaction could prove to be inaccurate. In addition to the factors identified herein, certain risks associated with the Company’s business are also discussed from time to time in the reports the Company files with the U.S. Securities and Exchange Commission. The information contained in this Current Report on Form 8-K is as of the date indicated above. The Company assumes no obligation to update any forward-looking statements contained in this Current Report on Form 8-K as a result of new information or future events or developments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DISTRIBUTION SOLUTIONS GROUP, INC.

Date: March 31, 2023	By:	/s/ Ronald J. Knutson
	Name:	Ronald J. Knutson
	Title:	Executive Vice President and Chief Financial Officer